UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2022
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ROOT, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio		43215
(Address of Principal Executive Offices)		(Zip Code)
(866) 980-9431
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

On August 12, 2022, Root, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) in order to effect a one-for-eighteen reverse stock split of the Company’s Class A and Class B common stock (the “Reverse Stock Split”).

The Certificate of Amendment became effective at 5:00 p.m. eastern time on August 12, 2022. The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On August 15, 2022, Root, Inc. Class A common stock began trading on a split-adjusted basis on the Nasdaq Stock Market under the symbol “ROOT” with a new CUSIP number (77664L 207).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures included in Item 3.03 above are incorporated by reference in their entirety into this Item 5.03.

Item 8.01    Other Events.
In connection with the Reverse Stock Split, the number of shares registered on applicable registration statements filed with the Securities and Exchange Commission have been proportionately reduced. Additionally, as a result of the Reverse Stock Split, the Company made anti-dilution adjustments to the Company’s 2020 Equity Incentive Plan (the “2020 Plan”), Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan,” and together with the 2020 Plan, (the “Plans”)) and 2020 Employee Stock Purchase Plan, and to the outstanding awards issued under the Plans in accordance with the terms of the Plans. In addition, the conversion price for the Company’s Series A Convertible Preferred Stock and the exercise price and warrant shares for each of the Company’s outstanding warrants were also proportionately adjusted to give effect to the Reverse Stock Split.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Root, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: August 15, 2022
	By:	/s/ Alexander Timm
Alexander Timm
Chief Executive Officer and Director